SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): April 6, 1998
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                                  STAPLES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        0-17586                                            04-2896127
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(Commission File Number)                       (IRS Employer Identification No.)


One Research Drive, Westborough, Massachusetts                          01581
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(Address of principal executive offices)                              (Zip Code)

                                 (508) 370-8500
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               Registrant's Telephone Number, Including Area Code


                                 Not Applicable
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

     On April 6, 1998, Staples, Inc. (the "Company") entered into an Agreement and Plan of Merger with Musketeer Acquisition Corp., a wholly-owned subsidiary of the Company, Quill Corporation and certain stockholders of Quill Corporation. A copy of the Merger Agreement is attached as an exhibit to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

              See Index to Exhibits attached hereto.

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 9, 1998              STAPLES, INC.
                                  (Registrant)


                                         By: /s/ Peter M. Schwarzenbach
                                             --------------------------
                                                 Peter M. Schwarzenbach
                                                 Vice President, General Counsel
                                                 and Secretary


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

                                INDEX TO EXHIBITS

Exhibit
Number
-------
         99.1 Agreement and Plan of Merger, dated April 6, 1998 by and among Staples, Inc., Musketeer Acquisition Corp., Quill Corporation and certain stockholders of Quill Corporation.

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